SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004
                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 11, 2002
                Date of Report (Date of Earliest Event Reported)


                             HEWLETT-PACKARD COMPANY
             (Exact name of registrant as specified in its charter)




          DELAWARE                      1-4423                  94-1081436
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


3000 HANOVER STREET, PALO ALTO, CA                                     94304
(Address of principal executive offices)                             (Zip code)


                                 (650) 857-1501
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On November 11, 2002, Hewlett-Packard Company ("HP") announced that Michael D. Capellas will be leaving his post as president of HP and as a member of the HP board of directors to pursue other career opportunities. On November 13, 2002 the Board of Directors of HP met and accepted his resignation. In connection with Mr. Capellas' resignation, the Board of Directors approved amendments to HP's bylaws reducing the Board size to 11.

         The president's position will not be replaced. The operating executives of HP who previously reported to Mr. Capellas will now report directly to Carly Fiorina, HP chairman and chief executive officer.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HEWLETT-PACKARD COMPANY



Date: November 13, 2002                     By:    /s/ Robert P. Wayman
                                                   -----------------------
                                            Name:  Robert P. Wayman
                                            Title: Executive Vice President,
                                                   Finance and Administration
                                                   and Chief Financial